SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: November 28, 2005

HYDROFLO, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-50355	56-2171767
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Junction Blvd., Raleigh, NC 27603

(Address of principal executive offices)

919-772-9925

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On November 28, 2005, William H. Warden, age 62, was appointed Chief Financial Officer of HydroFlo, Inc. (“the Company”).

Mr. Warden held the position of Financial Director of Faulkner/Haynes & Assoc., a distributor of HVAC equipment, in Raleigh, NC.  Mr. Warden has also served the Chief Financial Officer of the Athey Products Corp., a manufacturer of street sweeping equipment, where he was responsible for the accounting, financings, and SEC Filings of 10Q's and 10K's. Mr. Warden’s background also includes the positions of Chief Financial Officer of Custom Tint Laboratories, a manufacturer of tinted contact lenses.

Mr. Warden entered into an employment agreement with the Company effective November 28, 2005, which includes an annual salary of $70,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROFLO, INC.

November 28, 2005	/s/ Dennis Mast
Date	Dennis Mast, Chief Executive Officer